SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                                        FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")



Date of Report:   (Date of earliest reported event:)       May 30, 1997
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          SYNAPTIX SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)



          Colorado                    33-15097-D                84-1045715
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                        Identification Number)


          2450 South Shore Boulevard, Suite 210, Houston Texas            77573
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                    (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (281) 334-0405



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                          SYNAPTIX SYSTEMS CORPORATION
                           CURRENT REPORT ON FORM 8-K



TABLE OF CONTENTS

                                                                    Page
                                                                    Number


PART II.          OTHER INFORMATION

Item 1.           Acquisition of Assets..................................3

                  Signatures.............................................3




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Item 2.           Acquisition of Assets

         The Company acquired all of the assets of Synaptix Systems Corporation, a Florida corporation ("Synaptix Florida"), from Swallen Investments Corp. ("Swallen") on May 30, 1997. Swallen was a successor in interest to Guaranty Mortgage Corp., who had acquired the assets of Synaptix Florida upon the default of a loan. Guaranty Mortgage Corp. ("Guaranty") subsequently disposed of the assets to Swallen, who in turn sold the assets to the Company in exchange for 3,000,000 shares of the Company's common stock. Synaptix Florida is now a defunct corporation. The assets purchased included the name "Synaptix Systems Corporation" and intellectual property rights, which consisted of three software programs and the source codes thereof. The consideration consisted entirely of 3,000,000 shares of the Company's common stock. Neither Swallen nor Guaranty are affiliates of the Company or any director or officer of the Company. A press release was issued on June 11, 1997, which disclosed this transaction, a copy of which is attached hereto and incorporated herein as Exhibit 99.

Item 7.    (c)    Exhibits

                  Exhibit No.         Exhibit

                  99 Synaptix Systems Corporation press release dated June 11, 1997.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      SYNAPTIX SYSTEMS CORPORATION



Dated: June 16, 1997                   By:   /s/ Alan W. Harvey
                                          ---------------------
                                           Alan W. Harvey, Chairman, President
                                           and Chief Executive Officer



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                                   Exhibit 99

Synpatix Systems Corporation
2450 South Shore Drive, Suite 210
League City, Texas 77253
Telephone: 281/334-0404
Facsimile:   281/334-0406

Contact:          Alan W. Harvey                          FOR IMMEDIATE RELEASE
                  President & CEO                               June 11, 1997

SYNAPTIX SYSTEMS CORPORATION
ANNOUNCES ASSET PURCHASE

         League City, TX, June 11, 1997 -- Synaptix Systems Corporation (NASDAQ OTC Electronic Bulletin Board, Symbol: SYTS), a Colorado corporation formerly known as Basic Natural Resources, Inc., today announced that the Company purchased all of the assets of Synaptix Systems Corporation, a Florida corporation, on May 30, 1997. These assets include the Synaptix name and three software programs, and were acquired for 3,000,000 shares of the Company's common stock.

         In anticipation of the closing, the Company changed its name to Synaptix Systems Corporation on April 9, 1997.

         The software programs which were acquired by the Company include the following:

INTERACT *INTERACT is a truly unique software program currently in development, which combines free-form databases, wireless and Internet communication capabilities allowing mobile computer users easy customizable access to Internet data sources and corporate databases. Currently in alpha testing, INTERACT will be introduced at the Annual Fall COMDEX show in Las Vegas, Nevada in November 1997.

Field Express       * FieldExpress is a detachable  job-site  accounting program
                    that  provides  the  user  with  accurate  job   forecasting
                    capabilities, electronic data feeds from remote job sites and company wide committed costs and forecasting. This product is fully developed and available for sale at this time.

TnE Express         * TnE Express is designed to be a simplified  time sheet and expense entry system which will allow the input of data into standard accounting packages such as Oracle Financials, Lawson, SPA, etc.

         Alan W. Harvey, President and CEO stated that " the Company feels that it is positioning itself to take advantage of the increased flexibility of mobile computing devices, including hand-held personal computers and cellular telephones."

         Synaptix Systems Corporation is a computer software company engaged in the development of mobile wireless communications software which provide wireless data exchange between the mobile user and corporate database systems. For additional information, please visit our website site at www.synaptix.com.
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